SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934




Filed by the Registrant   [ X ]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by rule 14a-
     6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to S240.14a-11(c) or S240.14a-12


                          UTAH MEDICAL PRODUCTS, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filling Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2), or
    Item 22(a)(2) of Schedule 14A.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
   1)  Title of each class of securities to which transaction applies:

   2)  Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined).

   4)  Proposed maximum aggregate value of transaction:

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1)    Amount Previously Paid:
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   3)    Filing Party:
   4)    Date Filed:

                                 _______________

                                  UTAH MEDICAL
                                 PRODUCTS, INC.
                                 _______________
                                [GRAPHIC OMITTED]



March 21, 2003

Dear UTMD Shareholder:

You are cordially invited to attend the 2003 Annual Meeting of Shareholders of Utah Medical Products, Inc. (UTMD). The meeting will be held promptly at 12:00 noon (local time), on Friday, May 9, 2003, at the corporate offices of UTMD, 7043 South 300 West, Midvale, Utah USA. Please use the North Entrance.

Please note that attendance at the Annual Meeting will be limited to shareholders as of the record date (or their authorized representatives) and guests of the Company. Proof of ownership can be a copy of the enclosed proxy card. You may wish to refer to page two of this Proxy Statement for information about voting your proxy, including voting at the Annual Meeting.

At the Annual Meeting, we seek the approval of UTMD shareholders to elect two directors, approve an incentive option plan, and consider other business. If you think you will be unable to attend the meeting, please complete your proxy and return it as soon as possible. If you decide later to attend the meeting, you may revoke the proxy and vote in person.

In order to receive UTMD's public announcements and other disclosures including financial information, such as SEC Forms 10-K and 10-Q, you have several options for obtaining the information. You can be added to the Company mail or fax lists by contacting Paul Richins with your mailing address or fax number, by sending an instruction letter to the corporate address, by calling (801-569-4200) with instructions, or by e-mailing your contact information to info@utahmed.com. As an alternative, you can view and print Company financial and other information directly from UTMD's website; http://www.utahmed.com.

Thank you for your ownership in UTMD!

Sincerely,

/S/ Kevin L. Cornwell

Kevin L. Cornwell
Chairman & CEO

                           UTAH MEDICAL PRODUCTS, INC.
                               7043 South 300 West
                               Midvale, Utah 84047
                                 (801) 566-1200
                                 _______________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 9, 2003


TO THE SHAREHOLDERS OF UTAH MEDICAL PRODUCTS, INC.

     The Annual Meeting of Shareholders (the "Annual Meeting") of UTAH MEDICAL PRODUCTS, INC. (the "Company" or "UTMD"), will be held at the corporate offices of the Company, 7043 South 300 West, Midvale, Utah, on May 9, 2003, at 12:00 noon, local time, for the following purposes:

     (1) To elect two directors to serve for terms expiring at the 2006 Annual Meeting and until successors are elected and qualified;

     (2)  To approve the 2003 Employees' and Directors' Incentive Plan; and

     (3) To transact such other business as may properly come before the Annual Meeting.

     UTMD's Board of Directors recommends a vote "FOR" each of the above proposals, which are described in the accompanying Proxy Statement.

     Only shareholders of record at the close of business on March 7, 2003 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting.

     This Proxy Statement and form of proxy are being first furnished to shareholders of the Company on approximately April 1, 2003.

     THE ATTENDANCE AT AND/OR VOTE OF EACH SHAREHOLDER AT THE ANNUAL MEETING IS IMPORTANT, AND EACH SHAREHOLDER IS ENCOURAGED TO ATTEND.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         /s/ Kevin L. Cornwell

                                         Kevin L. Cornwell, Secretary
Salt Lake City, Utah
Dated: March 21, 2003

________________________________________________________________________________

     PLEASE PROMPTLY FILL IN, SIGN, DATE AND RETURN THE ENCLOSED PROXY, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING.

     If your shares are held in the name of a third party brokerage firm, nominee, or other institution, only that third party can vote your shares. In that case, please promptly contact the third party responsible for your account and give instructions how your shares should be voted.

                           UTAH MEDICAL PRODUCTS, INC.
                                 PROXY STATEMENT

     This Proxy Statement is furnished to shareholders of UTAH MEDICAL PRODUCTS, INC. (the "Company" or "UTMD") in connection with the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the corporate offices of the Company, 7043 South 300 West, Midvale, Utah, on May 9, 2003, at 12:00 noon, local time, and any postponement or adjournment(s) thereof. The enclosed proxy, when properly executed and returned in a timely manner, will be voted at the Annual Meeting in accordance with the directions set forth thereon. If the enclosed proxy is signed and timely returned without specific instructions, it will be voted at the Annual Meeting:

     (1) FOR the election of Kevin L. Cornwell and Paul O. Richins as directors;

     (2) FOR the approval of the 2003 Employees' and Directors' Incentive Plan; and

     (3) IN accordance with the best judgment of the persons acting under the proxies on other matters presented for a vote.

     The Board of Directors has approved the foregoing proposals and recommends that the shareholders vote in favor of each of the proposals. Proxies solicited by the Company will be voted FOR each of the proposals unless a vote against, or an abstention from, one or more of the proposals is specifically indicated on the proxy.

     A proxy for the Annual Meeting is enclosed. It is important that each shareholder complete, sign, date and return the enclosed proxy promptly, whether or not she/he plans to attend the Annual Meeting. Any shareholder who executes and delivers a proxy has the right to revoke it at any time prior to its exercise by providing the Secretary of the Company with an instrument revoking the proxy or by providing the Secretary of the Company with a duly executed proxy bearing a later date. In addition, a shareholder may revoke her/his proxy by attending the Annual Meeting and electing to vote in person.

     Proxies are being solicited by the Company. All costs and expenses incurred in connection with the solicitation will be paid by the Company. Proxies are being solicited by mail, but in certain circumstances, officers and directors of the Company may make further solicitation in person, by telephone, facsimile transmission, telegraph or overnight courier.

     Only holders of the 4,449,000 shares of common stock, par value $0.01 per share, of the Company (the "Common Stock") issued and outstanding as of the close of business on March 7, 2003 (the "Record Date"), will be entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote. Holders of at least a majority of the 4,449,000 shares of Common Stock outstanding on the Record Date must be represented at the Annual Meeting to constitute a quorum for conducting business.

     All properly executed and returned proxies, as well as shares represented in person at the meeting, will be counted for purposes of determining if a quorum is present, whether or not the proxies are instructed to abstain from voting or consist of broker non-votes. Under the Utah Revised Business Corporation Act, matters other than the election of directors and certain specified extraordinary matters are approved if the number of votes cast FOR exceed the number of votes cast AGAINST. Directors are elected by a plurality of the votes cast. Abstentions and broker non-votes are not counted for purposes of determining whether a matter has been approved or a director has been elected.

     Officers and directors holding an aggregate of 138,000 shares, or approximately 3.1%, of the issued and outstanding stock have indicated their intent to vote in favor of all proposals.

--------------------------------------------------------------------------------
                      PROPOSAL NO. 1. ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

General

     The Company's Articles of Incorporation provide that the Board of Directors is divided into three classes as nearly equal in size as possible, with the term of each director being three years and until such director's successor is elected and qualified. One class of the Board of Directors shall be elected each year at the annual meeting of the shareholders of the Company. The Board of Directors has nominated Kevin L. Cornwell and Paul O. Richins for election as directors, each for a three-year term expiring at the 2006 Annual Meeting.

     It is intended that votes will be cast, pursuant to authority granted by the enclosed proxy, for the election of the nominees named above as directors of the Company, except as otherwise specified in the proxy. In the event the nominees shall be unable to serve, votes will be cast pursuant to authority granted by the enclosed proxy for such other person(s) as may be designated by the Board of Directors. The officers of the Company are elected to serve at the pleasure of the Board of Directors. The information concerning the nominees and other directors and their security holdings has been furnished by them to the Company. (See "PRINCIPAL SHAREHOLDERS" below.)

Directors and Nominees

     The Board of Directors' nominees for election as directors of the Company at the Annual Meeting are Kevin L. Cornwell and Paul O. Richins. The other members of the Board of Directors were elected at the Company's 2001 and 2002 meetings for terms of three years, and therefore, are not standing for election at the Annual Meeting. Dr. Payne's term expires at the 2004 Annual Meeting, and the terms of Dr. Bennett and Mr. Hoyer expire at the 2005 Annual Meeting. Background information appears below with respect to the incumbent directors whose terms have not expired, as well as the two directors standing for reelection to the Board.

                                      Year
                                      First                           Business Experience during Past Five Years
Name                      Age        Elected                                       and Other Information
----                      ---        -------         -------------------------------------------------------------------------------
Kevin L. Cornwell          56         1993           Chairman of UTMD since 1996.  President and CEO since December 1992; Secretary since 1993.  Has served in various senior operating management positions in several technology-based companies over a 29-year time span, including as a director on seven other company boards.  Received B.S. degree in chemical engineering from Stanford University, M.S. degree in engineering-economic systems from the Stanford Graduate School of Engineering, and M.B.A. degree specializing in finance from the Stanford Graduate School of Business.

Stephen W. Bennett         70         1994           Retired.  Served five years as fund manager, director and senior analyst for health care investments for an institutional investment firm.  Received B.A.
                                                     degree in biology from Stanford University, M.D. degree from Stanford School of
                                                     Medicine, M.P.H. and T.M. degree and Dr.P.H. degree from Tulane School of
                                                     Medicine.

Ernst G. Hoyer             65         1996           General Manager of Petersen Precision Engineering Company, Redwood City, CA.
                                                     Previously served in engineering and general management positions for four technology-based companies over a 33-year time span.  Received B.S. degree in process engineering from the University of California, Berkeley, and M.B.A.
                                                     degree from the University of Santa Clara.

Barbara A. Payne           56         1997           Consultant.  Served over eighteen years as corporate research scientist for a
                                                     Fortune 50 firm, environmental scientist for a national laboratory.  Received
                                                     B.A. degree in psychology from Stanford University, M.A. degree from Cornell
                                                     University, and M.A. and Ph.D. degrees in sociology from Stanford University.

Paul O. Richins            42         1998           Chief Administrative Officer of UTMD since 1997.  Treasurer and Assistant
                                                     Secretary since 1994.  Joined UTMD in 1990.  Received B.S. degree in finance from Weber State University, and M.B.A. degree from Pepperdine University.

Executive Officers

     Greg A. LeClaire, age 33, has been Chief Financial Officer of UTMD since 2001. Assistant Treasurer since 1998. Mr. LeClaire joined UTMD in 1994. He received a B.S. degree in accounting from the University of Utah. Currently pursuing MS in Management degree at Stanford University.

Security Ownership of Management and Certain Persons

         The following table furnishes information concerning the ownership of the Company's Common Stock as of March 7, 2003, by the directors, the nominees for director, the executive officer named in the compensation tables on page 8, all directors and executive officers as a group, and those known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock as of December 31, 2002

                                                                            Number of Shares
                       Name                        Nature of Ownership           Owned             Percent
    --------------------------------------------   --------------------    -------------------    -----------
    Principal Shareholders

         FMR Corp                                       Direct                    483,300              10.9%
         82 Devonshire Street
         Boston, Massachusetts 02109

         Dimensional Fund Advisors                      Direct                    251,200               5.6%
         1299 Ocean Avenue, 11th Floor
         Santa Monica, California 90401

    Directors and Executive Officers

         Kevin L. Cornwell (1)(3)(4)                    Direct                    101,176               2.3%
                                                        Options                   524,824              10.6%
                                                                                  -------
                                                        Total                     626,000              12.6%

         Ernst G. Hoyer (1)(2)(3)(4)(5)                 Direct                     20,000               0.5%
                                                        Options                    50,000               1.1%
                                                                                   ------
                                                        Total                      70,000               1.6%

         Stephen W. Bennett (1)(2)(3)(4)(5)             Direct                      4,500               0.1%
                                                        Options                    60,000               1.3%
                                                                                   ------
                                                        Total                      64,500               1.4%

         Paul O. Richins (4)                            Direct                      6,904               0.2%
                                                        Options                    37,525               0.8%
                                                                                   ------
                                                        Total                      44,429               1.0%

         Barbara A. Payne (2)(3)4)(5)                   Direct                      5,350               0.1%
                                                        Options                    30,000               0.7%
                                                                                   ------
                                                        Total                      35,350               0.8%

         All officers and directors                     Direct                    137,930               3.1%
         as a group (6 persons)                         Options                   721,924              14.0%
                                                                                  -------
                                                        Total                     859,854              16.6%
________________________________________

(1)   Executive Committee member.
(2)   Audit Committee member.
(3)   Nominating Committee member.
(4)   Compliance Committee member.
(5)   Compensation and Option Committee member.

         In the previous table, shares owned directly by directors and executive officers are owned beneficially and of record, and such record shareholder has sole voting, investment and dispositive power. Calculations of percentage of shares outstanding assumes the exercise of options to which the percentage relates. Percentages calculated for totals assume the exercise of options comprising such totals.

Section 16(a) Beneficial Ownership Reporting Requirements

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of equity securities of the Company. Officers, directors and greater than 10% shareholders are required to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, all Section 16(a) requirements applicable to persons who were officers, directors and greater than 10% shareholders during the preceding fiscal year were complied with.

Board and Committee Meetings

     The directors held four meetings during 2002 and one meeting to date in 2003. All of the directors attended all meetings during their respective incumbencies.

     The Company has Executive, Audit, Compliance, Nominating, and Compensation and Option Committees. The current members of the Company's committees are identified in the preceding table.

     The Executive Committee held two formal meetings during 2002. In addition, the Committee met informally about once per month. At its formal meetings, the Committee passed resolutions on behalf of the Board of Directors.

     The Audit Committee met twice during 2002 and once to date in 2003 to review the results of the 2001 and 2002 audits by UTMD's independent auditor, Tanner + Co. The Audit Committee selects the Company's independent accountants, approves the scope of audit and related fees, and reviews financial reports, audit results, internal accounting procedures and programs to comply with applicable requirements relating to financial accountability.

     The Compliance Committee met in conjunction with each Board meeting during 2002. In each meeting, after receiving the Company's routine compliance reports, the Board reviewed compliance by UTMD and its personnel, including executive officers and directors, with applicable regulatory requirements as well as the Company's own compliance policy, and compared its established policies and procedures for compliance with current applicable laws and regulations, under the guidance of Corporate Counsel.

     The Nominating Committee met informally during 2002. The Nominating Committee takes the lead in nominating new directors. The Nominating Committee will consider nominees recommended by shareholders. In accordance with the Company's Bylaws, shareholders' nominations for election as directors must be submitted in writing to the Company at its principal offices not less than 30 days prior to the Annual Meeting at which the election is to be held (or if less than 60 days' notice of the date of the Annual Meeting is given or made to shareholders, not later than the tenth day following the date on which the notice of the Annual Meeting was mailed). The notice to the Company from a shareholder who intends to nominate a person at the Annual Meeting for election as a director must contain certain information about the shareholder and the person(s) nominated by him/her, including, among other things, the name and address of the shareholder, a representation that the shareholder is entitled to vote at the Annual Meeting and intends to appear in person or by proxy at the Annual Meeting, a description of all arrangements or understandings between the shareholder and each nominee, such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee, and the consent of each nominee to serve as a director if so elected.

     The Compensation and Option Committee, comprised of three outside directors as indicated in the table above, consulted by telephone and met once formally in early 2003 to review management 2002 performance, recommend compensation, and develop compensation strategies and alternatives throughout the Company, including those discussed in the committee's report contained in this Proxy Statement. The deliberations culminated in recommendations at the January 2003 Board meeting.

Report of the Audit Committee

     The Audit Committee of the Board of Directors is composed of three directors, all of whom are independent as defined in Nasdaq Stock Market Rule 4200(a)(15). The members of the Audit Committee are Stephen W. Bennett, Ernst G. Hoyer and Barbara A. Payne. The Audit Committee has adopted a written charter, which was attached as an appendix to the 2002 Proxy Statement. Ernst G. Hoyer is the designated Financial Expert on UTMD's Audit Committee, consistent with The Sarbanes-Oxley Act of 2002.

     The Audit Committee oversees the financial reporting process for UTMD on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee reviewed the annual financial statements included in the annual report and filed with the Securities and Exchange Commission. The Audit Committee confirmed that the independent auditors have been reviewing the financial information included in the Company's 10-Q reports.

     The Audit Committee met twice during 2002 and once to date in 2003 to review the results of the 2001 and 2002 audits by UTMD's independent auditor, Tanner + Co. In accordance with Statement on Auditing Standards No. 61, discussions were held with management and the independent auditors regarding the acceptability and the quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Audit Committee has discussed with the independent auditors their independence from the Company and its management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 and The Sarbanes-Oxley Act of 2002.

     The Audit Committee has also met with Company management and its independent auditors and discussed issues related to the overall scope and objectives of the audits conducted, the internal controls used by the Company, the openness and honesty of management, auditor verification of information provided by management, quality control procedures used by auditors in performing the independent audit, the selection of the Company's independent auditors and any possible conflicts of interest. The committee elicited recommendations for improving UTMD's internal control procedures. The independent auditors had no such recommendations.

     Pursuant to the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.

     Signed and adopted by the Audit
     Committee this 2nd day of March, 2003:                   Ernst G. Hoyer
                                                              Stephen W. Bennett
                                                              Barbara A. Payne

Executive Officer Compensation

     The following table sets forth, for each of the last three fiscal years, cash compensation received by the Company's Chief Executive Officer. No other executive officer received salary and bonus for services that exceeded $100,000 for the fiscal year ended December 31, 2002:



                                              Summary Compensation Table

                      Annual Compensation                                     Long-Term Compensation
----------------------------------------------------------------- --------------------------------------
                                                                          Awards              Payouts
----------------------- ------- --------------------------------- ------------------------ -------------- ----------
         (a)             (b)       (c)         (d)        (e)        (f)          (g)           (h)          (i)

                                                        Other                  Securities                     All
                                                        Annual     Restricted  Underlying                    Other
                                                         Comp-       Stock      Options/        LTIP        Compen-
Name and Principal                Salary      Bonus    ensation     Award(s)      SARs         Payouts      sation
Position                 Year      ($)         ($)       ($)(1)       ($)          (#)           ($)          ($)
----------------------- ------- ----------- ---------- ---------- ----------- ------------ -------------- ----------
Kevin L. Cornwell        2002      233,769    245,100      5,300        --        --            --             --
 Chairman & Chief        2001      223,079    197,800      4,080        --        --            --             --
 Executive Officer       2000      207,957    120,250      4,393        --        --            --             --
----------------------- ------- ----------- ---------- ---------- ----------- ------------ -------------- ----------

(1) Amounts are Company 401(k) matching contributions, and in years 2002 and 2000, reimbursement under UTMD's pet insurance plan.


Option/SAR Grants in Last Fiscal Year

         During the most recent fiscal year, there were no option or SAR grants to any executive named in the Summary Compensation Table.
         The following table sets forth information respecting the exercise of options during the last completed fiscal year by each executive named in the Summary Compensation Table above, and the December 31, 2002 fiscal year-end values of unexercised options, based on the closing price of $19.10 for the Company's Common Stock on the Nasdaq Stock Market on December 31, 2002:



                   Aggregate Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

        (a)                (b)             (c)                    (d)                           (e)
                                                          Number of Securities         Value of Unexercised
                                                         Underlying Unexercised      In-the-Money Options/SARs
                                                       Options/SARs at FY-End (#)          at FY-End ($)

                     Shares Acquired      Value               Exercisable/                 Exercisable/
        Name         on Exercise (#)    Realized ($)          Unexercisable                 Unexercisable
----------------------------------------------------------------------------------------------------------------
Kevin L. Cornwell           0               0               534,375 / 5,625            $5,193,125 / $70,875
----------------------------------------------------------------------------------------------------------------


Report of the Compensation and Option Committee

     General

     Under the supervision of the Compensation and Option Committee, the Company has developed and implemented compensation policies, plans, and programs that seek to enhance the long-term profitability and growth of the Company, and thus shareholder value, by aligning closely the financial interests of the Company's senior managers and other key employees with those of its shareholders. The Compensation and Option Committee of the Board of Directors is responsible for evaluating and recommending specific executive compensation for formal Board approval on an annual basis.

         The Company applies a consistent philosophy to compensation for all employees, including senior management. The philosophy is based on the premise that the achievements of the Company result from the coordinated efforts of all individual employees working toward common objectives. The Company strives to achieve those objectives through teamwork that is focused on meeting the needs and expectations of customers and shareholders.

     There are seven basic objectives for the Company's compensation program:

     (1) Pay for Performance. The basic philosophy is that rewards are provided for the long-term value of individual contribution and performance to the Company. Rewards are both recurring (e.g., base salary) and non-recurring (e.g., bonuses), and both financial and non-financial (e.g., recognition and time off).

     (2) Provide for Fairness and Consistency in the Administration of Pay. Compensation is based on the value of the job, what each individual brings to the job, and how well each individual performs on the job, consistently applied across all functions of the Company.

     (3) Pay Competitively. The Company believes it needs to attract and retain the best people in the industry in order to achieve one of the best performance records in the industry. In doing so, the Company needs to be perceived as rewarding well, where competitive compensation includes the total package of base pay, bonuses, awards, and other benefits.

     (4) Conduct an Effective Performance Review Process. The Company believes it needs to encourage individual employee growth and candidly review each individual's performance in a timely way. This feedback process is bilateral, providing management with an evaluation of the Company through the eyes of its employees.

     (5) Effectively Plan and Administer the Compensation Program. Expenditures for employee compensation must be managed to what the Company can afford and in a way that meets management goals for overall performance and return on shareholder equity.

     (6) Communicate Effectively. The Company believes that an effective communication process must be employed to assure that its employees understand how compensation objectives are being administered and met.

     (7) Meet All Legal Requirements. The compensation program must conform to all state and federal employment laws and guidelines.

     The Company uses essentially five vehicles in its compensation program.

     (1) Salary. UTMD sets base salaries by reviewing the aggregate of base salary and annual bonus for competitive positions in the market. Executive base salaries are set at the beginning of each calendar year by the Board of Directors. For senior management, base salaries are fixed at levels somewhat below the competitive amounts paid to senior management with comparable qualifications, experience, and responsibilities at other similarly sized companies engaged in the same or similar businesses. Then, annual bonuses and longer term incentive compensation are more highly leveraged and tied closely to the Company's success in achieving significant financial and non-financial goals.

     (2) Bonuses. UTMD's Management Bonus Plan, which pays sales, research and development, and management bonuses, is generated out of an annual pretax profit-sharing pool, calculated after the year-end independent financial audit has been completed. The Board of Directors has approved 4% of pretax, prebonus earnings, plus 10% of pretax, prebonus earnings improvements over the prior year's results, as an allocation for the plan. For example, if the Company achieves 20% growth in pretax earnings, the sales, research and development, and management bonus pool will accrue 6% of pretax, prebonus earnings, which will be paid under recommendation of the Compensation and Option Committee and approved by the Board.

     UTMD's management personnel, beginning with the first level of supervision and professional management, and including certain non-management specialists and technical people, together with all direct sales representatives, are eligible as participants in the Management Bonus Plan. In 2002, eighty-seven participants were included in the plan. The Management Bonus Plan also funded extraordinary performance bonuses paid to seven employees during the year, attendance bonuses paid to 102 non-exempt employees, and holiday gifts to employees.

     The Company makes occasional cash awards, in amounts determined on an individual basis, to employees who make extraordinary contributions to the performance of the Company within a given period. These payments are made as frequently and contemporaneously as possible to recognize excellent accomplishments when they occur. The awards are funded from the accrued plan described above, and therefore do not impact the Company's financial performance. Senior management is not eligible for these awards.

     For 2002, executive management listed in the table on page 8 received a total bonus of $245,100, which was equal to about 51% of aggregate income and about 39% of the pool accrued per the formula above. Actual individual bonuses result from the Compensation and Option Committee's assessment and the Board's approval of each senior executive's achievement of specific objectives and value of both short-term and long-term contribution to the Company's overall performance.

     (3) Employee Stock Options. The Compensation and Option Committee believes that its awards of stock options have successfully focused the Company's key management personnel on building profitability and shareholder value. The Board of Directors considers this policy highly contributory to growth in future shareholder value. The number of options awarded in 2002 reflects the judgment of the Board of the number of options sufficient to constitute a material, recognizable benefit to recipients. No explicit formula criteria were utilized, other than minimizing dilution to shareholder interests. When taken together with the share repurchase program, the net result of the option program over the last five years has been awarding option shares to key employees at a higher price, and in substantially smaller amounts, than shares actually repurchased in the open market during the same time period. In 1994, shareholders approved the 1994 Employee Stock Option Plan under which up to two million shares could be granted to employees within a ten-year term. To date, nearing the expiration of the term of the 1994 Plan, 1,367,000 of the two million authorized option share limit remains. During the same period, UTMD has repurchased over seven million of its shares in the open market.

     The Board of Directors ordinarily awards employee options each year at its regularly scheduled Board meeting following the audited close of the prior year's financial performance. During 2002, the Board of Directors approved awards to 103 employees of options to purchase a total of 74,100 shares at an average price of $14.94 per share. No options in 2002 were awarded to executive management listed on page 8.

     Of the 74,100 options granted to employees in 2002, options representing 15,800 shares have been canceled after termination of services. Employee options vest over a four-year period, with a ten-year exercise period. Management expects to recommend additional options be awarded on an annual basis to the Company's key employees based on its belief that sharing the wealth of the Company with those who help create it is the best way to assure growth in shareholder value. In January 2003, the Board of Directors authorized the CEO to award to employees, during 2003, options to purchase a total of 80,000 shares. On January 31, 2003, options for 52,200 shares were awarded at an exercise price of $17.71 per share. No options were granted to executive management listed on page 8.

     (4) 401(k) Retirement Plan. The Compensation and Option Committee believes that a continuance of the Company plan instituted in 1985 is consistent with ensuring a stable employment base by helping to provide Company employees with a vehicle to build long-term financial security. The Company matched a portion of employee contributions in 2002 at a cost of about $86,000. Of this total amount, executive management received $4,800. For 2003, the Board of Directors has approved continuing the matching formula of 40% of employee contributions, up to certain limits, for employees who meet eligibility requirements.

     (5) Group Benefit Plan. The Company provides a group health, dental, and life insurance plan for its employees consistent with self-funded group plans offered by other similar companies. A portion of the monthly premium cost is generally paid by plan participants. Prior to 1998, all employees, including executive officers and senior managers, paid premiums on the same basis. Between 1998 and 2002, employees being paid wages at a rate of $9.50 or less per hour were provided a 25% discount to the standard premium rates. In 2003, employees with a base annual salary over $45,000 began paying 10-20% more than the standard premium rates, and employees being paid at a rate of $10.50 or less per hour were provided the 25% discount to standard premiums paid by other employees.

     Executive Officer Compensation

     Utilizing the compensation objectives and vehicles outlined previously, the Compensation and Option Committee, comprised of all three outside directors, established base compensation for the CEO. The Committee used surveys of similar companies selected from among the companies with which UTMD's stock is compared in the Stock Performance Chart on page 14, based on variations in industry type, geographic location, size, and profitability as the Committee deemed appropriate. Base salary was fixed at a level somewhat below the competitive amounts paid to executive officers with comparable qualifications, experience and responsibilities at other similarly sized companies engaged in the same or similar businesses. The annual bonus and long-term incentive compensation in the form of stock options were more highly leveraged and tied closely to the Company's success in achieving significant financial and non-financial goals.

     The annual bonus for the CEO was awarded on the same basis as all employees included in the Management Bonus Plan. At the beginning of the year, plan participants were awarded participation units in the bonus plan, proportional to base salary and responsibility, based on the Committee's determination of the relative contribution expected from each person toward attaining Company goals. Each individual's performance objectives, derived as the applicable contribution needed from that executive to achieve the Company's overall business plan for the year, were reviewed by the Committee. These goals included financial and non-financial goals. Financial goals included net sales, gross profit margin, operating margin, after-tax profits, return on equity, and particularly in the case of the CEO, growth in earnings per share. Non-financial goals included continuing the development of a talented and motivated team of employees, conceiving and implementing programs to maintain competitive advantages and to achieve consistent earnings per share growth, reacting to competitive challenges, developing business initiatives to further support critical mass in a consolidating marketplace, promoting the Company's participation in socially responsible programs, protecting intellectual property, maintaining compliance with regulatory requirements, achieving a high regard for the integrity of the Company and its management, and minimizing issues that represent significant business risk factors.

     The amount of bonus paid to the CEO was based on the Committee's evaluation of his success in meeting the respective shorter term performance objectives, supplemented by the Committee's evaluation of his performance and contribution in meeting the Company's longer term financial and non-financial objectives. In 2002, all financial measures set in the operating plan at the beginning of the year were met. UTMD achieved annual performance records in gross profit margin, operating profit margin, and net profit margin. As a result, net profits and earnings per share substantially exceeded plan. Management has achieved its primary financial objective of 20% compounded annual growth in earnings per share for the last five consecutive years. Based on the recommendation of the Compensation and Option Committee in early 2003, the Board of Directors awarded the CEO a bonus for 2002 of $245,100 under the Management Bonus Plan. In addition, the Board set the CEO's 2003 base salary at $244,400.

     The Committee intends that stock options serve as a significant component of the CEO's total compensation package in order to retain his efforts on behalf of the Company and to focus his efforts on enhancing shareholder value. No CEO options have been awarded since 1999.

         The foregoing report has been furnished by:          Stephen W. Bennett
                                                              Ernst G. Hoyer
                                                              Barbara A. Payne

Compensation and Option Committee Interlocks and Insider Participation

     The members of the Compensation and Option Committee are Stephen W. Bennett, Ernst G. Hoyer, and Barbara A. Payne. No member of such committee is a present or former officer of the Company or any subsidiary. There are no other interlocks. No member of such Committee, his or her family, or his or her affiliate was a party to any material transactions with the Company or any subsidiary since the beginning of the last completed fiscal year. No executive officer of the Company serves as an executive officer, director, or member of a compensation committee of any other entity, an executive officer or director of which is a member of the Compensation and Option Committee of UTMD.

Employment Agreements, Termination of Employment, and Change in Control

     The Company is required to pay Mr. Cornwell additional compensation in the event his employment is terminated as a result of a change in control at the election of the Company or by the mutual agreement of Mr. Cornwell and the Company. Under the agreement, the additional compensation that the Company is required to pay Mr. Cornwell is equal to his last three years' income inclusive of salary and bonus, and the appreciation of stock value for awarded options above the option exercise price. In the event of a change in control, the Company will also pay Mr. Cornwell incentive compensation equal to about 1% of the excess value per share paid by an acquiring company that exceeds $14.00 per share.

     The Company is required to pay all other optionees under employee and outside director's option plans, the appreciation of stock value for awarded options above the option exercise price in the event of a change of control of the Company.

     The Company presently has no other employment agreements in the United States. In Ireland, the Company is subject to providing certain advance notice to its employees in the event of termination. Under the terms of employment grants awarded as incentives by the Industrial Development Agency (Ireland), the Company would be obligated to repay grants during a five-year period if employment declined from levels at which grants were claimed by UTMD.

Outside Directors' Compensation

     In 2002, outside (non-employed) directors received cash compensation of $17,000 each ($21,000 for executive committee members) plus reimbursement of expenses in attending meetings.

     In 1994, shareholders approved the 1993 Directors' Stock Option Plan under which up to 80,000 shares per year could be granted to outside directors over a ten-year term. To date, nearing the expiration of the ten-year term, 644,000 of the aggregate 800,000 option share limit remains. Current outside directors, sensitive to the issue of shareholder dilution, have not approved an award of outside director options since 1999. Since the last award of options to outside directors, UTMD has reduced its outstanding shares by 3.5 million shares, and the market price per share has more than doubled. The purpose of the Directors' Stock Option Plan, as ratified and approved by the shareholders at the 1994 annual meeting, was to aid the Company in retaining outside directors without interlocking interests, and to provide directors with an incentive to use their best efforts to promote the success of UTMD's business consistent with all shareholders' interests.

     Current outside directors have not exercised any of their previously awarded options. Outside director options outstanding represent about 14% of total Company options awarded and uncanceled since 1993. The Company is required to pay optionees under the outside directors' option plan the appreciation of stock value for issued options above the option exercise price in the event of a change of control of the Company.

Disclosure Respecting the Company's Equity Compensation Plans

     The following table summarizes, as of the end of the most recent fiscal year, compensation plans, including individual compensation arrangements, under which equity securities of the Company are authorized for issuance, aggregated for all compensation plans previously approved by shareholders and for all plans not previously approved by shareholders:

                                                                                      Number of Securities
                                                                                      Remaining Available
                                      Number of Securities                            for Future Issuance
                                       To Be Issued upon        Weighted-Average          under Equity
                                          Exercise of          Exercise Price of       Compensation Plans
                                      Outstanding Options,    Outstanding Options,   (excluding securities
                                      Warrants and Rights     Warrants and Rights     reflected in column
Plan Category                                 (a)                     (b)                     (a))
                                                                                              (c)
                                     ----------------------- ----------------------- -----------------------
Equity compensation plans
  approved by security holders              988,000                   $9.40                   2,060,000
Equity compensation plans not
  approved by security holders                    -             (Not applicable)                      -
                                            -------             ----------------              ---------
         Total                              988,000                   $9.40                   2,060,000
                                            =======                                           =========

Stock Performance Chart

     The following chart compares what an investor's five-year cumulative total return (assuming reinvestment of dividends) would have been assuming initial $100 investments on December 31, 1997, for the Company's Common Stock and the two indicated indices. The Company's Common Stock traded on the Nasdaq National Market from December 1983 until December 26, 1996, when it began trading on the New York Stock Exchange. On March 8, 2000, the Company's stock began trading once again on the Nasdaq National Market.

     Cumulative shareholder return data respecting the Nasdaq Stock Market (U.S. and Foreign) are included as the comparable broad market index. The peer group index is all Nasdaq Stocks with Standard Industrial Classification (SIC) codes 3840-3849. UTMD's primary SIC code is 3841. In past years, UTMD has used as its peer index Nasdaq Stocks with SIC codes 3800 through 3899 for U.S. Companies. UTMD changed to a narrower peer group, Nasdaq companies with SIC codes 3840-3849, all of which are in the medical devices business. The prior index included a broader category of companies including those in the measuring instruments, photo, optical goods and timepieces industries, in addition to companies in the medical devices industry.


                                [GRAPHIC OMITTED]

                                                          Dec-97   Dec-98    Dec-99    Dec-00    Dec-01   Dec-02
                                                          ------   ------    ------    ------    ------   ------
Utah Medical Products, Inc.                                  100     96.3      99.1     110.1     199.8    280.4
Nasdaq Stock Market (US & Foreign)                           100    138.5     258.2     155.8     122.8     84.6
Nasdaq Stocks (SIC 3840-3849) Medical Devices,               100    111.3     134.8     139.1     152.9    123.8
Instruments and Supplies
Nasdaq Stocks (SIC 3800-3899) Measuring Instruments,         100    101.4     169.3     148.7     150.3    107.7
Photo, Med & Optical Goods; Timepieces


--------------------------------------------------------------------------------
    PROPOSAL NO. 2. APPROVAL OF 2003 EMPLOYEES' and DIRECTORS' INCENTIVE PLAN
--------------------------------------------------------------------------------

     The following summary is qualified in its entirety by the provisions of the plan, a copy of which is attached to the Proxy Statement as Appendix "A."

Summary

     In February 2003, the Board of Directors of UTMD adopted the 2003 Employees' and Directors' Incentive Plan ("Plan") to allow continuing granting of options and stock purchase rights to employees and directors. The shareholders of UTMD must approve this plan in order for it to become effective. The ability to award options under the current plans will expire in less than one year.

Background

     In May 1994, UTMD's shareholders approved incentive stock option plans for employees, directors and its CEO to purchase up to an aggregate maximum of 3,200,000 shares of Common Stock. The three plans have a ten-year life for granting options. Under those plans, as of December 31, 2002, a total of 235,000 option shares have been exercised and an additional 905,000 awarded shares remain unexercised, leaving 2,060,000 option shares still available for award under the plans approved by shareholders in 1994. However, the ability to grant options under these plans is about to end because those plans expire in September 2003 and January 2004.

     In addition to the 235,000 share dilution from the plans gaining 1994 shareholder approval, 371,000 shares were exercised during the last ten years from options under earlier option plans, for a total dilution to shareholders from UTMD option plans since 1993 of 606,000 shares. However, during the same ten-year period, UTMD has reduced its outstanding shares from 11,848,000 on January 1, 1993, to 4,443,000 on January 1, 2003. This occurred because UTMD's share repurchases exceeded issues of shares from option exercises and therefore have eliminated any dilution from option plans, which was part of the Board's rationale for UTMD's share repurchase program.

     In addition to the 905,000 awarded but still unexercised shares from the 1994 approved plans, there are 83,000 remaining unexercised option shares held by employees from earlier plans, totaling 988,000 total unexercised option shares outstanding. Current outside directors, holding 140,000 shares, received all of their options from the 1994 approved plans and have yet to exercise any shares as of December 31, 2002. The CEO holds 540,000 unexercised options, and other employees hold 308,000 unexercised shares.

     In recent years, the Board of Directors has approved 80,000 to 100,000 option shares to be awarded out of shareholder approved plans to employees each year. No options have been awarded to outside directors or the CEO since 1999.

     Subsequent to December 31, 2002, the Board of Directors authorized option awards to employees, during 2003, of up to a total of 80,000 shares. On January 31, 2003, options for 52,200 shares were awarded to employees at an exercise price of $17.71 per share. No options were awarded to outside directors or the CEO. Between January 1, 2003 and March 7, 2003, employees have exercised 18,251 option shares from the plans approved by shareholders in 1994.

General

     The Board of Directors believes that it is important that management, including outside directors, as well as other key employees have a stake in the Company as shareholders and, as a long-term goal, intends to provide the opportunity for key employees and outside directors to purchase additional Common Stock of the Company. The Plan is intended to advance the interests of the Company by (a) attracting competent directors, executive personnel, and other employees, (b) ensuring the retention of the services of existing directors and key employees, and (c) providing incentives to all of such personnel to devote the utmost effort and skill to the advancement and betterment of the Company by permitting them to participate in the ownership of the Company and thereby permitting them to share in increases in the value of the Company that they help produce. Options are awarded at the current market price of the stock on the day that they are awarded. The Company has issued no options under the Plan.

     Under the Plan, incentive stock options, nonstatutory stock options, and stock purchase rights may be granted by the administrators of the Plan to employees, including executive officers, directors, including advisors engaged by the Company to render services to it, as may be determined in the best interests of the Company by the administrators of the Plan. Under the Plan, a maximum of 200,000 shares may be sold on the exercise of options or the purchase of stock pursuant to stock purchase agreements, plus an annual increase to be added on the first day of the Company's fiscal year beginning in 2004, equal to the lesser of 100,000 shares or 2.5% of the issued and outstanding common stock on such date. The identification of individuals entitled to receive awards, the terms of the awards, and the number of shares subject to individual awards are determined by the administrators of the Plan, in their sole discretion; provided, however, that in no event may the aggregate fair market value of shares of Common Stock for which an ISO is first exercisable in any calendar year by any eligible employee exceed $100,000 and no employee may accrue the right to purchase stock under a stock purchase right in excess of $25,000 in any calendar year.

     The Plan will be administered either by the Board of Directors or by a committee (the "Committee") to be appointed from time to time by the Board of Directors. Awards granted under the Plan may be incentive stock options ("ISOs") as defined in the Internal Revenue Code (the "Code"), options that do not qualify as ISOs, and stock purchase rights, and are awarded at specified times, or to employees of the Company who, in the opinion of the Board or the Committee, have contributed, or are expected to contribute, materially to the Company's success.

     The exercise price of options granted under the Plan will be based on the trading price for the Company's Common Stock at the time of grant and, in the case of ISOs, may not be less than 100% of the fair market value of the Common Stock on the date the option is granted (110% of the fair market value in the case of 10% stockholders). Options granted under the Plan expire not later than ten years after the date of grant (five years in the case of ISOs granted to 10% stockholders). The option price may be paid by cash or, at the discretion of the Committee, by delivery of Common Stock or options already owned by the optionee (valued at their fair market value at the date of exercise), or a combination thereof.

     The aggregate number of shares of Common Stock with respect to which options or stock awards may be granted under the Plan, the number of shares covered by each outstanding option, and the purchase price per share shall be adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a recapitalization, reorganization, merger, consolidation, exchange of shares, stock dividend, stock split, reverse stock split, or other subdivision or consolidation of shares or other increase or decrease in such shares effected without receipt by the Company of the fair market value thereof (an "Event of Dilution"), in amounts to prevent substantial dilution or enlargement of rights granted to or available for eligible participants in the Plan. In the case of an ISO, the ratio of the option price immediately after the change to the fair market value of the stock subject to the option immediately after the corporation transaction must not be more favorable to the optionee on a share-by-share basis than the ratio of the old option price to the fair market value of the stock subject to the option immediately before such transaction. All such adjustments shall be made by the Board or the Committee, whose good faith determination shall be binding absent manifest error.

     The Board of Directors of the Company may from time to time alter, amend, suspend, or discontinue the Plan with respect to any shares of Common Stock as to which options or stock awards have not been granted. However, no such alteration or amendment (unless approved by the shareholders) shall (a) increase (except in the event of an Event of Dilution) the maximum number of shares for which options or stock awards may be granted under the Plan either in the aggregate or to any eligible employee; (b) reduce (except in the event of an Event of Dilution) the minimum option prices that may be established under the Plan; (c) extend the period or periods during which options may be granted or exercised; (d) materially modify the requirements as to eligibility for participation in the Plan; (e) change the provisions relating to Events of Dilution; or (f) materially increase the benefits accruing to the eligible participants under the Plan.

     A participant to whom a nonstatutory option is granted will not realize income at the time of the grant. Upon exercise of the option, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taxable to the optionee as ordinary income. The tax basis to the optionee for the stock acquired is the exercise price plus the amount recognized as income. The Company will be entitled to a deduction equal to the amount of the ordinary income realized by the optionee in the taxable year which includes the end of the optionee's taxable year in which she/he realizes the ordinary income. When shares acquired pursuant to the exercise of the option are disposed of, the holder will realize additional capital gain or loss equal to the difference between the sales proceeds and her/his tax basis in the stock.

     If a participant to whom an option is granted exercises her/his option by payment of the exercise price in whole or in part with previously owned Common Stock of the Company, the optionee will not realize income with respect to the number of shares received on exercise that equals the number of shares delivered by her/him. The optionee's basis for the delivered shares will carry over to the option shares received. With regard to the number of nonstatutory option shares received that exceeds the number of shares delivered, the optionee will realize ordinary income at the time of exercise; the optionee's tax basis in these additional option shares will equal the amount of ordinary income realized plus the amount of any cash paid.

     Recipients of ISOs will not be required to recognize income at the time of the grant of the options or at the time of exercise of the options as long as the stock received on exercise is held for at least two years from the date of the grant of the ISOs or one year from the date of exercise (although the difference between the fair market value of the stock and the exercise price paid at the time of exercise must be taken into account for alternative minimum tax purposes). If the stock received upon exercise of an ISO is disposed of prior to the expiration of either of such time periods, the employee will be required to recognize as ordinary income the amount by which the fair market value of the Common Stock at the time of exercise exceeds the exercise price of the ISOs.

     Under the Plan, the Board of Directors can grant stock purchase rights for the purchase of Common Stock on agreed terms, payable out of employee payroll deductions or otherwise. Stock purchase rights can be granted alone or in tandem with other awards under the Plan. Unless the administrator determines otherwise, stock purchased under a stock purchase agreement is subject to repurchase by the Company upon the voluntary or involuntary termination of service of the recipient. The purchase price for shares repurchased pursuant to the repurchase option shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. Stock purchase rights will generally be taxed in the same manner as ISOs. Thus, the employee will not recognize income on the grant or exercise of the stock purchase right and the basis of the stock received is the purchase price. If the employee disposes of stock acquired by a stock purchase right before the expiration of the later of two years after the granting of the stock purchase right or one year from the exercise of such right, the employee must recognize ordinary income in the year of disposition in amount equal to the difference between the stock fair market value and the exercise price.

     If the employee holds the stock for the requisite holding periods, the employee must include in income at the time of sale (or death of the employee) the lesser of (a) the excess of the fair market value at the time of grant over the exercise price, or (b) the excess of the amount realized on the sale (or fair market value at time of death) over the exercise price. Any additional gain or loss realized on the disposition will be long-term capital gain or loss.

--------------------------------------------------------------------------------
                         INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

     The Board of Directors retained Tanner + Co. as the Company's auditor and independent certified public accountants for the years ended December 31, 2000, 2001 and 2002. The selection of the Company's auditors for the current fiscal year is not being submitted to the shareholders for their consideration in the absence of a requirement to do so. The selection of the independent auditors for 2003 will be made by the Company's Board of Directors, with the advice and recommendation of the Audit Committee, at such time as they may deem it appropriate. There are no disagreements on accounting policies or practices between the Company and its auditors.

     It is anticipated that representatives of Tanner + Co. will be present at the Annual Meeting and have the opportunity to make a statement, if they desire to do so, and to be available to respond to appropriate questions.

Audit Fees

     During 2002, UTMD paid Tanner + Co. $38,450 for professional services rendered for the audit of its annual financial statements and for reviews of the financials included in UTMD's quarterly reports on Form 10-Q.

Financial Information Systems Design and Implementation

     No services were rendered by, or fees paid to, Tanner + Co. in 2002 for Financial Information Systems Design and Implementation.

All Other Fees

     During 2002, UTMD paid Tanner + Co. $22,410 for tax filing, preparation, and tax advisory services.

Auditor Independence

     The Audit Committee has considered whether the provision of the services rendered for nonaudit matters is compatible with maintaining Tanner + Co.'s independence and concluded that its independence was not impaired by performing such work for the Company.

--------------------------------------------------------------------------------
                              SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------

     No proposals have been submitted by shareholders of the Company for consideration at the Annual Meeting. It is anticipated that the next Annual Meeting of Shareholders will be held during May 2004. Shareholders may present proposals for inclusion in the Proxy Statement to be mailed in connection with the 2004 Annual Meeting of Shareholders of the Company, provided such proposals are received by the Company no later than November 21, 2003, and are otherwise in compliance with applicable laws and regulations and the governing provisions of the Articles of Incorporation and Bylaws of the Company.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

Other Business

     Management does not know of any business other than that referred to in the Notice that may be considered at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment.

     In order to assure the presence of the necessary quorum and to vote on the matters to come before the Annual Meeting, please indicate your choices on the enclosed proxy and date, sign, and return it promptly in the envelope provided. Whether or not you sign a proxy, we encourage you to attend the meeting.


                                             By Order of the Board of Directors,
                                             UTAH MEDICAL PRODUCTS, INC.

                                             /s/ Kevin L. Cornwell

Salt Lake City, Utah                         Kevin L. Cornwell
March 21, 2003                               Chairman and CEO

Appendix "A" to                 Proxy Statement
                           Utah Medical Products, Inc.

                           UTAH MEDICAL PRODUCTS, INC.
                  2003 EMPLOYEES' AND DIRECTORS' INCENTIVE PLAN

     Utah Medical Products, Inc., a Utah corporation (the "Company"), hereby adopts this "2003 Employees' and Directors' Incentive Plan" (the "Plan").

     1. Purpose of the Plan. The Board has adopted this Plan with the intent, and directs that it be administered as necessary, to attract and retain the best available personnel for positions of key responsibility; to provide additional incentive to Employees and Directors, and to promote the success of the Company's business.

     Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

     2. Definitions. As used herein, the following definitions shall apply:

          (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan in accordance with section 4 of the Plan.

          (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under the corporate laws of the state in which the Company is incorporated, federal and state securities laws, the Code, the regulations and policies of any stock exchange or quotation system on which the Common Stock is listed or quoted, and the Applicable Laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are or will be granted under the Plan.

          (c) "Board" means the Board of Directors of the Company.

          (d) "Code" means the Internal Revenue Code of 1986, as amended.

          (e) "Committee" means a committee of Directors appointed by the Board in accordance with section 4 of the Plan.

          (f) "Common Stock" means the common stock of the Company.

          (g) "Company" means Utah Medical Products, Inc., a Utah corporation.

          (h) "Director" means a member of the Board.

          (i) "Disability" means total and permanent disability as defined in
     Section 22(e)(3) of the Code.

          (j) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three months following the 91st day of such leave, any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a Director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.


          (l) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

               (i) if the Common Stock is listed on any established stock exchange or a national market system, including the Nasdaq National Market or the Nasdaq SmallCap Market of the Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported by Nasdaq, The Wall Street Journal, or such other source as the Administrator deems reliable;

               (ii) if the Common Stock is regularly quoted in an inter-dealer quotation medium, but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported by such inter-dealer quotation medium, The Wall Street Journal, or such other source as the Administrator deems reliable; or

               (iii) in the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (m) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (n) "Inside Director" means a Director who is an Employee.

          (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (p) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of, and subject to the terms of, the Option Agreement.

          (q) "Officer" means a person who is an executive officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (r) "Option" means a stock option granted pursuant to the Plan.

          (s) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (t) "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

          (u) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

          (v) "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

          (w) "Outside Director" means a Director who meets the definition of both a "Non-Employee Director" (as defined in Rule 16b-3 of the Exchange
     Act) and "Outside Director" (as defined in Section 162(m) of the Code).

          (x) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (y) "Plan" means this 2003 Employees' and Directors' Incentive Plan, as the same may be amended and restated from time to time.

          (z) "Restricted Stock" means Shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under section 11 of the Plan.

               (aa) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

               (bb) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

               (cc) "Section 16(b)" means Section 16(b) of the Exchange Act.

               (dd) "Service Provider" means an Employee or Director.

               (ee) "Share" means a share of Common Stock, as adjusted in accordance with section 15 of the Plan.

               (ff) "Stock Purchase Right" means the right to purchase Common Stock pursuant to section 11 of the Plan, as evidenced by a Notice of Grant.

               (gg) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of section 15 of the Plan, the maximum aggregate number of Shares on which Options may be granted and which may be sold on the exercise of such Options and under Restricted Stock Purchase Agreements under the Plan is 200,000 Shares, plus an annual increase to be added on the first day of the Company's fiscal year beginning in 2004, equal to the lesser of 100,000 Shares or 2.5% of the issued and outstanding Common Stock on such date. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares that were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

     4. Administration of the Plan.

          (a) Procedure.

               (i) The Board may designate different Committees to administer the Plan with respect to different groups of Service Providers.

               (ii) To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the

          Plan shall be administered by a Committee of two or more "Outside Directors" within the meaning of Section 162(m) of the Code.

               (iii) To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

               (iv) Other than as provided above, the Plan shall be administered by the Board or a Committee, which Committee shall be constituted to satisfy Applicable Laws.

          (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value;

               (ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

               (iii) to determine the number of Shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

               (iv) to approve forms of agreement for use under the Plan;

               (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the Shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               (vi) to reduce the exercise price of any Option or Stock Purchase Right to the then-current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

               (vii) to institute an Option Exchange Program;

               (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

               (ix) to establish, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to subplans established for the purpose of satisfying applicable foreign laws;

               (x) to modify or amend each Option or Stock Purchase Right (subject to section 17(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

               (xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

               (xii) to correct any defect, supply any omission, or reconcile any inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary, all of which determinations and interpretations made by the Administrator shall be conclusive and binding on all Optionees, any other holders of Options, and on their legal representatives and beneficiaries;

               (xiii) except to the extent prohibited by or impermissible in order to obtain treatment desired by the Administrator under Applicable Law or rule, to allocate or delegate all or any portion of its powers and responsibilities to any one or more of its members or to any person(s) selected by it, subject to revocation or modification by the Administrator of such allocation or delegation; and

               (xiv) to make all other determinations deemed necessary or advisable for administering the Plan.

          (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

     5. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

     6. Limitations.

          (a) Designation. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all Plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (b) No Right of Continuing Service or Employment. Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

     7. Term of Plan. Subject to section 21 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of 10 years unless terminated earlier under section 17 of the Plan.

     8. Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be 10 years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five years from the date of grant or such shorter term as may be provided in the Option Agreement.

     9. Option Exercise Price and Consideration.

          (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator and specified in the Option Agreement, subject to the following:

               (i) In the case of an Incentive Stock Option:

                    (1) granted to an Employee who, at the time the Incentive
               Stock Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (2) granted to any Employee other than an Employee described in subsection 9(a)(i)(1) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

          (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

          (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant as set forth in the Option Agreement. Such consideration may consist entirely of:

               (i) cash;

               (ii) check;

               (iii) promissory note;

               (iv) other Shares, provided Shares acquired from the Company have been owned by the Optionee for more than six months on the date of surrender and have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

               (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

               (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

               (vii) any combination of the foregoing methods of payment; or

               (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     Notwithstanding the form of consideration determined by the Administrator at the time of grant, the Administrator shall have the authority, in its sole and absolute discretion, to accept other forms of consideration as the method of payment.

     10. Exercise of Option.

          (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse or in the name of a family trust of which the Optionee is a trustee. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised; provided that if the Company shall be advised by counsel that certain requirements under the federal, state or foreign securities laws must be met before Shares may be issued under this Plan, the Company shall notify all persons who have been issued Options, and the Company shall have no liability for failure to issue Shares under any exercise of Options because of delay while such requirements are being met or the inability of the Company to comply with such requirements. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in section 15 of the Plan. Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for 12 months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for 12 months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     11. Stock Purchase Rights.

          (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

          (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser plus interest at the rate of 10% per year from the date of the original purchase and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

          (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

          (d) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in section 15 of the Plan.

     12. Withholding. If the grant or exercise of an Option or a Stock Purchase Right pursuant to this Plan, or any other event in connection with any such grant or exercise, creates an obligation to withhold income and employment taxes pursuant to the Applicable Laws, such obligation may, at the sole and absolute discretion of the Administrator at the time of the grant of the Option or Stock Purchase Right and to the extent permitted by the terms of the Option or Stock Purchase Right and the then-governing provisions of the Code and the Exchange Act, be satisfied (a) by the holder of the Option or Stock Purchase Right delivering to the Company an amount of cash equal to such withholding obligation; (b) by the Company withholding from any compensation or other amount owing to the holder of the Option or Stock Purchase Right the amount (in cash, stock or other property as the Company may determine) of the withholding obligation; (c) by the Company withholding Shares of stock subject to the Option or Stock Purchase Right with a Fair Market Value equal to such obligation; or
(d) by the holder of the Option or Stock Purchase Right either delivering Shares of stock that have been owned by the holder for more than six months or canceling Options or other rights to acquire stock from the Company that have been held for more than six months with a Fair Market Value equal to such requirements. In all events, delivery of Shares of stock issuable on exercise of the Option or on grant of the Stock Purchase Right shall be conditioned upon and subject to the satisfaction or making provision for the satisfaction of the withholding obligation of the Company resulting from the grant or exercise of the Option, grant of the Stock Purchase Right, or any other event in accordance with the foregoing. The Company shall be further authorized to take such other action as may be necessary, in the opinion of the Company, to satisfy all obligations for the payment of such taxes.

     13. Nontransferability of Options and Stock Purchase Rights.

          (a) An Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee, all save and except only (i) an Optionee's family member who has acquired the Option or Stock Purchase Right through a gift or a transfer for value pursuant to a domestic relations order in settlement of marital property rights or a transfer to an entity in which more that 50% of the voting interests owned by an Optionee's family members or the Optionee in exchange for an interest in that entity, all as more particularly provided in the general instructions to Form S-8 or any successor form under the Securities Act of 1933; or (ii) unless determined otherwise by the Administrator, in which case such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

          (b) An Incentive Stock Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. An Incentive Stock Option can only be exercised by Optionee. In the event of the death of Optionee while an eligible employee of the Company or within three months after termination thereof, this Option can be exercised by the executor or personal representative of the estate of Optionee or such other person who has acquired this Option as a bequest or by inheritance from Optionee.

     14. Grants to Directors and Officers. To the extent the Company has a class of securities registered under Section 12 of the Exchange Act, Options or Stock Purchase Rights granted under the Plan to Directors and Officers (as used in Rule 16b-3 promulgated under the Exchange Act or any amendment or successor rule of like tenor) intended to qualify for the exemption from Section 16(b) of the Exchange Act provided in Rule 16b-3 shall, in addition to being subject to the other restrictions and limitations set forth in this Plan, be made as follows:

          (a) Requirements for Grant to Officer or Director. A transaction whereby there is a grant of an Option or Stock Purchase Right pursuant to this Plan to an Officer or Director must satisfy one of the following:

               (i) The transaction must be approved by the Board or duly authorized Committee composed solely of two or more Outside Directors of the Company.

               (ii) The transaction must be approved or ratified, in compliance with Section 14 of the Exchange Act, by either: (1) the affirmative vote of the holders of a majority of the securities of the Company present or represented and entitled to vote at a meeting of the stockholders of the Company held in accordance with the Applicable Laws of the state of incorporation of the Company; or (2) if allowed by applicable state law, the written consent of the holders of a majority, or such greater percentage as may be required by Applicable Laws of the state of incorporation of the Company, of the securities of the Company entitled to vote. If the transaction is ratified by the stockholders, such ratification must occur no later than the date of the next annual meeting of stockholders.

               (iii) The stock acquired must be held by the Officer or Director for a period of six months subsequent to the date of the grant; provided that if the transaction involves a derivative security (as defined in Section 16 of the Exchange Act), this condition shall be satisfied if at least six months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than on exercise or conversion) or its underlying equity security.

          (b) Approval Required for Disposition of Securities. Any transaction involving the disposition by the Company of its securities in connection with Options or Stock Purchase Rights granted pursuant to this Plan shall:

               (i) be approved by the Board or duly authorized Committee composed solely of two or more Outside Directors; or

               (ii) be approved or ratified, in compliance with Section 14 of the Exchange Act, by either: (1) the affirmative vote of the holders of a majority of the securities of the Company present or represented and entitled to vote at a meeting duly held in accordance with the Applicable Laws of the state of incorporation of the Company; or (2) if allowed by applicable state law, the written consent of the holders of a majority, or such greater percentage as may be required by Applicable Laws of the state of incorporation of the Company, of the securities of the Company entitled to vote; provided that such ratification occurs no later than the date of the next annual meeting of stockholders.

All of the foregoing restrictions and limitations are based on the governing provisions of the Exchange Act and the rules and regulations promulgated thereunder as of the date of adoption of this Plan. If, at any time, the governing provisions are amended to permit an Option or Stock Purchase Right to be granted or exercised pursuant to Rule 16b-3 or any amendment or successor rule of like tenor without one or more of the foregoing restrictions or limitations, or the terms of such restrictions or limitations are modified, the Administrator may award Options or Stock Purchase Rights to Directors and Officers and may modify outstanding Options or Stock Purchase Rights in accordance with such changes, all to the extent that such action by the Administrator does not disqualify the Options or Stock Purchase Rights from exemption under the provisions of Rule 16b-3 or any amendment or successor rule of similar tenor.

     15. Adjustments upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

          (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares of Common Stock covered by each outstanding Option and Stock Purchase Right, the number of Shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, the number of Shares that may be added annually to the Shares reserved under the Plan by the Board (pursuant to section 3), as well as the price per Share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company, and repurchases of its own shares by the Company shall not be deemed to have been effected without receipt of consideration within the meaning of the preceding clause. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of Shares of stock of any class, or securities convertible into Shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option or Stock Purchase Right.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for


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

     an Optionee to have the right to exercise his or her Option until 10 days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

          (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent Option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. With respect to Options granted to an Outside Director pursuant to section 14 that are assumed or substituted for, if following such assumption or substitution the Optionee's status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee, then the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable.

          In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of 15 days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period.

          For the purposes of this subsection, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the Option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per Share consideration received by holders of Common Stock in the merger or sale of assets.

     16. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     17. Amendment and Termination of the Plan.

          (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

          (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.


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

          (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

     18. Conditions upon Issuance of Shares.

          (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     19. Inability To Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     20. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     21. Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within 12 months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.




                             SECRETARY'S CERTIFICATE

     The undersigned, the duly constituted and elected secretary of Utah Medical Products, Inc., hereby certifies that pursuant a majority written consent of stockholders effective May 9, 2003, in accordance with the requirements of law and the Company's articles of incorporation and bylaws, the foregoing Utah Medical Products, Inc. 2003 Employees' and Directors' Incentive Plan was approved by the affirmative vote of the holders of a majority of the Shares of Common Stock.

     DATED this ______ day of ____________________, 2003.



                                                   ----------------------------
                                                   Kevin L. Cornwell, Secretary



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